Exhibit 99.2
Execution Copy

EMPLOYMENT AGREEMENT

EMPLOYMENT AGREEMENT (this “Agreement”) dated as of the 10th day of January, 2003 (the “Effective Date”) between Diomed Holdings, Inc., a Delaware corporation (the “Company”), and James A. Wylie, Jr. (“Employee”).

WHEREAS, the Company and Employee are parties to a certain Management Services Agreement, dated as of December 2, 2002 (the “Management Services Agreement”), pursuant to which the Company has engaged Employee as its consultant; and

WHEREAS, the Company desires to employ Employee, and Employee desires to be employed by the Company, on the terms, and subject to the conditions, set forth in this Agreement, and in connection therewith to terminate the engagement of Employee by the Company as a consultant under the Management Services Agreement; and

WHEREAS, Employee is willing to serve as a member of the boards of directors of the Company and its subsidiary, Diomed, Inc., a Delaware corporation.

NOW, THEREFORE, in consideration of the mutual covenants and promises hereinafter stated, the parties hereto agree as follows:

1.    Termination of Management Services Agreement; Employment and Term.

(a)  As of the Effective Date, the Management Services Agreement shall immediately and automatically terminate, and the respective obligations of the Company and Employee thereunder shall cease and be superceded by the terms and conditions of this Agreement. In connection therewith, the Escrow Agreement, dated December 2, 2002, among Employee, the Company and Boston Private Bank shall continue in accord with its terms and the Company and Employee shall take all steps necessary to have the Escrow Deposit delivered to Employee upon the last installment date provided for therein. Notwithstanding the foregoing, this Agreement (including the grant of Options (as defined in Section 2(b)) hereunder shall be null and void, and the Management Services Agreement shall be reinstated except for Sections 2 and 3 thereof, which shall no longer be in effect, if as of the close of business on February 10, 2003 the Company shall not have procured a new directors’ and officers’ liability insurance policy for the succeeding annual period, having policy coverage levels not less than those in effect as of the Effective Date. In furtherance of the foregoing, the Company agrees to deliver to Employee written evidence of the renewal or satisfactory replacement of such insurance coverage on or prior to February 10, 2003.

(b)  As of the Effective Date, the Company will employ Employee, and Employee hereby will work for the Company, as a full-time employee, for the Term (as defined in Section 3(a)). During the Term, Employee shall be employed as the Company’s President and Chief Executive Officer. Employee shall also serve as president and chief executive officer of such of the Company’s subsidiary(ies) as may be mutually agreed upon between the Company and Employee. Employee shall be subject to, observe and carry out such rules, regulations and policies as the Company may from time to time reasonably establish and which are generally applicable to senior executives of the Company. Employee will serve the Company faithfully and to the best of his ability and use his best efforts to perform such services and duties of an executive nature in connection with the business, affairs and operations of the Company as may be assigned or delegated to him from time to time by or under the authority of the Board of Directors of the Company (the “Board”).

(c)  Without limiting the generality of the foregoing, during the Term, Employee shall not directly or indirectly, without the prior written consent of the Board, accept employment or compensation from, or perform services of any nature for, any business enterprise other than the Company, provided that, subject to Section 5(a), Employee may without such consent (i) serve on corporate, civic or charitable boards or committees, with or without compensation, (ii) participate in professional organizations and (iii) manage his personal investments, personal business affairs and other personal matters, so long as such activities do not interfere in any material respect with the reasonable performance of Employee’s duties and responsibilities hereunder.

(d)  Employee agrees to become a member of the Board and the board of directors of Diomed, Inc. and, except as set forth in Section 3(h), to serve thereon until his successor is elected and qualifies.

(e)  The Company represents, warrants and agrees that each of the Company, its subsidiaries and, to its knowledge, their respective predecessors and affiliates, has complied and is in compliance with all material applicable laws (including rules, regulations, codes, plans, injunctions, orders, decrees, rulings, and charges thereunder) of federal, state, local and foreign governments (and all agencies thereof), including but not limited to all federal and state securities or blue sky laws, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand or notice has been filed, commenced or threatened against any of them alleging failure to so comply.

2.    Compensation.

(a)  During the Term, the Company shall pay Employee a base salary at the rate of $300,000 per annum, payable at the rate of $25,000 per month beginning with March 1, 2003. The Company and Employee hereby acknowledge and agree that, upon Employee’s receipt of the Escrow Deposit in accordance with Section 1(a) hereof, the compensation for that portion of the Term beginning on the Effective Date and ending as on February 28, 2003 will have been paid to Employee. Accordingly, Employee’s base salary shall commence to accrue on March 1, 2003.

(b)  The Company shall award Employee with options to purchase up to 800,000 shares of common stock, par value $0.001, of the Company (the “Options”). The Company shall issue 400,000 Options (the “Incentive Stock Options”) as of the Effective Date of this Agreement under and in accordance with the terms and conditions of the Company’s Option Plan (the “Option Plan”), and the Incentive Stock Options shall be intended to be incentive stock options, as defined under the U.S. Internal Revenue Code. The Company shall also issue 400,000 Options (the “Non-Qualified Stock Options”) as of the Effective Date, which Non-Qualified Stock Options shall not be issued under the Option Plan and shall not be intended to be incentive stock options, as defined under the U.S. Internal Revenue Code. Subject to Section 3, the Options shall vest as follows: (i) 100,000 Incentive Stock Options shall vest immediately as of the Effective Date, and 37,500 Incentive Stock Options shall vest on March 31, June 30, September 30 and December 31, 2003 and March 31, June 30, September 30 and December 31, 2004, and (ii) 100,000 Non-Qualified Stock Options shall vest immediately as of the Effective Date, and 37,500 Non-Qualified Stock Options shall vest on each of March 31, June 30, September 30 and December 31, 2003 and March 31, June 30, September 30 and December 31, 2004. All of the Options shall be exercisable for a period ending on the tenth anniversary of the Effective Date, at an exercise price equal to the closing price per share of the Company’s common stock on the American Stock Exchange as of the close of trading on the Effective Date. The Company and Employee shall enter into Option Agreements in a form reasonably agreed as soon as practicable after the execution and delivery of this Agreement which shall set forth all terms and conditions of the Incentive Stock Options and the Non-Qualified Stock Options.

(c)  Employee shall be entitled to receive annual bonus compensation for the Company as follows:

(i)  For 2003, the Company will provide Employee with discretionary bonus compensation (whether in the form of cash or other like compensation acceptable to Employee; provided, that if the Company completes a financing during 2003, such bonus, if any, shall consist of at least 50% cash), granted in the amount, if any, and manner as the Board may determine in its reasonable discretion, acting through its compensation committee or such other committee of disinterested directors as the Board may designate (if no such committee is seated, then as determined by a majority of the disinterested members of the Board); and

(ii)  For 2004, the Company will provide bonus compensation (payable not later than the later of (a) March 31, 2005 or (b) within ten (10) business days of the completion of the independent audit of the Company’s financial statements for 2004) up to a maximum of 50% of Employee’s annual base salary, payable in cash, based on criteria and in amounts to be mutually agreed upon between the Board and Employee. Notwithstanding the foregoing, Employee shall not be entitled to any portion of any bonus compensation for such period unless Employee is actively employed under this Agreement on December 31, 2004.

(d)  Employee shall be entitled to receive targeted incentive bonus compensation from the Company as follows:

(i)  Bonus for Covered Transaction During Term. If prior to the end of the Term, at a time while Employee is actively employed under this Agreement, the Company enters into or undertakes material discussions regarding a possible transaction involving an equity financing, loan and/or debt investment, strategic partner investment, joint venture arrangement, merger or consolidation, or sells a substantial part of the assets, or capital stock representing more than 50%, of the Company (any such financing, investment, arrangement or other transaction is referred to in this Agreement as a “Covered Transaction”) with any individual(s) or entity(ies) whether or not introduced to the Company by Employee, Employee shall receive a cash fee (the “Incentive Bonus”) equal to three percent (3%) of the total value of all consideration (including, but not limited to, cash, securities, or other property) paid or received or to be paid or received directly or indirectly from a Covered Transaction on the terms set forth in Section 2(d)(iv) (such total consideration is referred to in this Agreement as the “Transaction Consideration”), provided, that for Covered Transactions involving third party financial advisors/brokers engaged by the Company, Employee’s Incentive Bonus will be equal to the lesser of (x) two and one-half percent (2.5%) of the Transaction Consideration and (y) $175,000. To the extent that the Transaction Consideration consists of securities or other property which does not have a readily ascertainable fair market value as of the closing date of the Covered Transaction, the fair market value thereof shall be determined in good faith by the Board. No Incentive Bonus will be due or payable on any equity financings or loan and/or debt investments by existing Company stockholders, by affiliates (as defined in SEC Rule 405) of existing Company stockholders or by any persons whom the Company has approached with a view to investment prior to the date of the Management Services Agreement, including without limitation Laurus Funds (such stockholders, affiliates of stockholders and other persons are referred to in this Agreement as the “Excluded Person(s)”) nor on any transaction with Axcan Pharma (Ireland) Limited or any affiliate thereof (collectively, “Axcan Pharma”).

(ii)  Bonus for Covered Transaction after Term. If, at any time during the period commencing on the earlier of (A) the date that the Employee is no longer actively employed under the Agreement, or (B) the date on which the Term ends and ending on the date eighteen (18) months after the end of the Term, the Company enters into a Covered Transaction with any individuals or entities introduced to the Company by Employee or with any individuals or entities with whom Employee worked on behalf of the Company during the term of the Management Services Agreement or the Term, and, in either case, such individuals or entities (each, an

“Introduced Person”) are identified to the Company pursuant to Section 2(d)(iii), Employee shall receive a Incentive Bonus of three percent (3%) of the Transaction Consideration paid or received or to be paid or received directly or indirectly from such transaction on the terms set forth in Section 2(d)(iv), provided, that for Covered Transactions involving third party financial advisors/brokers engaged by the Company, Employee’s Incentive Bonus will be equal to the lesser of (x) two and one-half percent (2.5%) of the Transaction Consideration and (y) $175,000. No Incentive Bonus will be due or payable on any equity financing or loan and/or debt investment by any Excluded Person(s) nor on any transaction with Axcan Pharma.

(iii) In furtherance of the foregoing Section 2(ii), prior to or within one week after the end of the Term or earlier termination of this Agreement, Employee will provide the Company with a list of all persons (A) whom Employee introduced to the Company or (B) with whom Employee has worked on behalf of the Company during the Term, including with respect to (A), data describing the date on which the introduction was made and the nature of the introduction, in either case with a view to effecting any Covered Transaction. No individual or entity that is not on such list shall be an “Introduced Person” for any purpose under this Agreement.

(iv)  Any Incentive Bonuses payable to Employee will become payable and be paid at the closing of the Covered Transaction; provided, that to the extent that the Company or its stockholders receive any portion of the Transaction Consideration after the closing of any Covered Transaction, Employee’s Incentive Bonus shall be paid upon the payee’s receipt of each such portion of the Transaction Consideration.

(e)  The Company shall reimburse Employee for all reasonable out-of-pocket expenses incurred by him in the performance of his duties hereunder, including without limitation, travel expenses, in accordance with the Company’s expense reimbursement policy as in effect from time to time. In addition, the Company for its convenience shall provide Employee with reasonable living quarters at an apartment leased by it within one hour’s commute of the Company’s Andover, Massachusetts headquarters. In the event that it is determined that the market value of the total amount of rent and other related expenses related thereto may constitute taxable income to Employee, the Company will pay to Employee an amount equal to such taxable amount multiplied by the combined maximum federal, Massachusetts and Connecticut state income tax rates for individuals to compensate Employee for his tax liability, if any for use of such premises.

(f)  Employee will be entitled to vacation at the rate of 20 days for each year (commencing with the Effective Date) of this Agreement and to paid holidays given by the Company to its employees generally, without reduction in salary or other benefits. Unused vacation will be allocated pursuant to the Company’s policies and practices.

During the Term and subject to any contribution therefor generally required of executive employees of the Company, Employee shall be entitled to participate in any and all employee benefit plans from time to time in effect for employees of the Company generally and for senior executives in particular, but the Company shall not be required to establish any such program or plan. Such participation shall be subject to (i) the terms of the applicable plan documents, (ii) generally applicable Company policies and (iii) the discretion of the Board or any administrative or other committee provided for in or contemplated by such plan. The Company may alter, modify, add to or delete its employee benefit plans at any time as it, in its sole judgment, determines to be appropriate, without recourse by Employee.

(g)  Payment of all compensation to Employee hereunder shall be made in accordance with the relevant Company policies in effect from time to time, including normal payroll practices, and shall be subject to all applicable employment and withholding taxes. Employee understands and acknowledges that the compensation specified in this Section 2 shall be in lieu of any and all other compensation, benefits and plans.

3.    Term and Termination.

(a)  This Agreement shall be effective from the Effective Date and shall continue for a period of two (2) years, ending on the day immediately preceding the second anniversary of the Effective Date (the “Term”), unless earlier terminated in accordance with the provisions of this Section 3. The parties shall meet at least 90 days prior to the end of the Term to determine whether they desire to extend the Agreement.

(b)  Employee shall have the right to terminate the Term on one day’s written notice to the Company if, at any time after February 10, 2003, the Company shall not have maintained directors and officers’ liability coverage at policy coverage levels not less than those in effect as of the Effective Date. During the Term, the Company shall promptly advise Employee of any lapse of or change in such coverage. Employee shall have the contractual right to enforce any indemnification obligations of the Company provided for in this Agreement, the charter documents, by law or in any other instruments.

(c)  The Company may terminate Employee’s employment under this Agreement for Cause (as defined below in this Section 3(c)) at any time upon written notice to Employee. The following shall constitute Cause for termination: (i) the repeated failure of Employee to comply with reasonable directives of the Board which failure has not been cured by the Employee within thirty (30) days following receipt of written notice from the Company specifying the nature of such failure, (ii) gross negligence or willful misconduct by Employee in the performance of duties assigned to him by the Board which failure has not been cured by the Employee within thirty (30) days following receipt of written notice from the Company specifying the nature of such gross negligence or willful misconduct, (iii) intentional conduct by Employee materially harmful to the Company’s business and affairs intended to result in substantial personal gain or enrichment to the Employee at the expense of the Company, including without limitation a material breach of Employee’s obligations pursuant to Section 4 or Section 5 of this Agreement, (iv) the determination by the Securities and Exchange Commission, National Association of Securities Dealers, Inc., American Stock Exchange or any other securities regulator to which the Company is subject of any misconduct by Employee, whether related to the Company or any other person or entity and whether arising prior to or after the Effective Date, or (v) conviction or a plea of nolo contendre of any crime involving personal dishonesty or fraud or any felony. Upon termination for cause as provided in this Section 3(c), Employee shall be entitled to receive any salary accrued under the terms of this Agreement that remains unpaid as of the date of termination, but all other benefits (including without limitation vesting of any unvested Options as of the date of such termination) (but other than the Company’s obligation to pay for the tax liability, if any, related to the provision of housing under Section 2(e)) shall immediately terminate; provided, however, that any bonus, incentive or other compensation or benefits accrued or incurred by Employee prior to said termination date shall be paid to Employee.

(d) The Company may terminate Employee’s employment under this Agreement other than for Cause at any time upon not less than thirty (30) days’ prior written notice to Employee. In the event of such termination by the Company under this Section 3(d), the Company will pay to Employee, in accordance with the Company’s general payroll practices, Employee’s base salary for the remainder of the Term plus any benefits to which Employee is entitled under this Agreement. In addition, Employee’s participation in the Company’s health insurance plan will continue for the remainder of the Term, with the Company paying its share of the premiums as it previously has for Employee in accordance with Company practice. All Options which are not vested on the effective date of such termination will become immediately vested.

(e) Employee may terminate his employment hereunder for Good Reason (as defined herein) at any time upon notice to the Company setting forth in reasonable detail the nature of such Good Reason. The following shall constitute “Good Reason” for termination (unless with respect to items (i), (ii) and (iii) cured in all material respects by the Company within 30 days following written notice by Employee to the Company): (i) any material reduction in the nature or scope of Employee’s position, duties, responsibilities or authority with the Company, (ii) the failure of the Company to remit or execute any compensation provided for under this Agreement which in any such case is not consented to by Employee in writing (iii) material breaches by Company of its material obligations or material representations under this Agreement, or (iv) the failure of the Company to obtain in writing the assumption of its obligations under this Agreement by any successor to the Company prior to or concurrent with any Covered Transaction. In the event of such termination by Employee for Good Reason, the Company shall pay to Employee a lump sum equal to his base salary at the rate in effect on the date of termination for the remainder of the Term plus any benefits to which Employee is entitled under this Agreement. In addition, Employee’s participation in the Company’s health insurance plan will continue for such period, with the Company paying its share of the premiums as it previously has for Employee in accordance with Company practice. All unvested shares under Employee’s stock option grants on such termination date will be immediately vested

(f)  Employee’s employment under this Agreement will terminate upon his death, in which event the Company will pay to Employee’s legal representative or estate any accrued but unpaid base salary through the end of the month in which his death occurs and any obligations related to the provision of housing and any tax liability thereon.

(g)  The Company may terminate Employee’s employment under this Agreement, upon notice to Employee, in the event that Employee becomes permanently disabled during his employment hereunder through any illness, injury, accident or condition of either a physical or psychological nature and, as a result, is unable to perform substantially all of his duties and responsibilities hereunder for ninety (90) days during any period of six (6) consecutive months. The Board may designate another person to act in Employee’s place during any period of disability. Designation of a person to act in place of the disabled Employee while disabled but prior to his having become permanently disabled as aforesaid shall not be Good Reason. Upon termination for disability as provided in this Section 3(g), the Company shall continue to pay to Employee his base salary and all benefits under the terms of this Agreement that remain through the date on which Employee first receives payment of disability benefits under the Company’s employee benefit plans then in effect.

(h)  Notwithstanding the foregoing, Employee’s obligations under Sections 4 and 5 of this Agreement shall survive the termination of his employment under this Agreement for any reason other than (A) by the Company without cause or (B) by Employee with Good Reason. Upon any termination of Employee’s employment, Employee shall be deemed to have resigned from the Board of the Company if he is a Director as well as from all other directorships and other offices he then holds with the Company and with any of the Company’s subsidiaries.

(i)  The obligation of the Company to pay annual bonus compensation or Incentive Bonus compensation that has become due and payable in accordance with Section 2(c) or Section 2(d) of this Agreement shall survive any termination of this Agreement or expiration or termination of the Term, other than a termination for Cause. If the Company terminates Employee’s employment for Cause, then, notwithstanding any other provision of this Agreement to the contrary, the Company shall have no obligation to pay any annual bonus compensation or Incentive Bonus compensation other than annual bonus compensation and Incentive Bonus compensation that has theretofore become due and payable under the terms and conditions of this Agreement.

4.    Inventions; Trade Secrets.

(a)  Employee understands and agrees that his employment creates a relationship of confidence and trust between him and the Company with respect to (i) all Proprietary Information, as defined below, and (ii) the confidential information of others with which the Company has a business relationship and which is supplied to the Company under an obligation of confidence. Employee agrees that during his employment by the Company and after its termination, Employee will keep in confidence and trust all such information, and will not use or disclose any such information without the written consent of the Company, except as may be necessary in the ordinary course of performing his duties to the Company while employed by the Company. “Proprietary Information” means information that the Company possesses or has rights to which has commercial value in the Company’s business, including, without limitation, confidential information, trade secrets, product ideas, processes, formulas, designs, software, improvements, inventions, data and know-how, copyrightable materials, marketing plans and strategies, sales and financial reports and forecasts and customer lists, provided that “Proprietary Information” shall not include any such information which is generally known to the public or in the trade unless such knowledge results from a breach of this Agreement by Employee.

(b)  Employee further agrees that:

(i)  All Proprietary Information shall be the sole property of the Company and its assigns, and the Company and its assigns shall be the sole owner of all trade secrets, patents, copyrights, and other rights in connection therewith. Employee hereby assigns to the Company any rights he may have or acquire in such Proprietary Information.

(ii)  All documents, records, apparatus, equipment and other physical property, whether or not pertaining to Proprietary Information, furnished to Employee by the Company or produced by him or others in connection with his employment shall be and remain the sole property of the Company. Employee shall return to the Company all such materials and property as and when requested by the Company. Even if the Company does not so request, Employee shall return all such materials and property upon termination of his employment for any reason, and will not take with him or otherwise retain possession of any such material or property or any duplicate or reproduction thereof in any medium upon such termination.

(iii)  Employee will promptly disclose to the Company, or any persons designated by it, all improvements, inventions, works of authorship, formulas, ideas, processes, techniques, know-how and data, whether or not patentable (collectively, “Inventions”), made or conceived, reduced to practice or learned by him, either alone or jointly with others, in the course of his employment or which is otherwise subject to Section 4(b)(iv).

(iv)  All Inventions which Employee conceives, develops or has developed (in whole or in part, either alone or jointly with others) during the Term which relate at the time of conception or reduction to practice thereof to the actual or demonstrably anticipated business of the Company or to its actual or demonstrably anticipated research and development, or which result from any work performed by Employee for the Company or which are developed on Company time or through the use of the Company’s Proprietary Information or other resources, shall be the sole property of the Company and its assigns (and to the fullest extent permitted by law shall be deemed works made for hire), and the Company and its assigns shall be the sole owner of all patents, copyrights and other rights in connection therewith. Employee hereby assigns to the Company any rights he may have or acquire in such Inventions.

(v)  With respect to Inventions described in subsection (iv) above, Employee will assist the Company in every proper way (but at the Company’s expense) to obtain and from time to time enforce patents, copyrights or other rights on said Inventions in any and all countries, and will execute all documents reasonably necessary or appropriate for this purpose. Employee agrees that this obligation shall survive the termination of his employment, but the Company shall compensate him at a reasonable rate after such termination for time actually spent by him at the Company’s request on such assistance. In the event that the Company is unable after using all its reasonable efforts to secure within three (3) business days of the Company’s request therefor the signature of Employee to any document which the Company determines is reasonably necessary or appropriate for any of the foregoing purposes, (including renewals, extensions, continuations, divisions or continuations in part), Employee hereby irrevocably designates and appoints the Company and its duly authorized officers and agents, as his agents and attorneys-in-fact to act for and on his behalf and instead of him, but only for the purpose of executing and filing any such document and doing all other lawfully permitted acts to accomplish the foregoing purposes with the same legal force and effect as if executed by Employee. The foregoing appointment of the Company as Employee’s attorney-in-fact is intended to be and shall be deemed as coupled with an interest.

(c)  Employee represents that his execution of this Agreement, his employment with the Company and his performance of his duties for the Company hereunder will not violate any obligations he may have to any former employer or any other third party, including any obligations to keep confidential any proprietary or confidential information. Employee represents that he has not entered into, and will not enter into, any agreement which conflicts with or would, if performed by Employee, cause him to breach any of his obligations under this Agreement.

(d)  In the course of performing his duties to the Company, Employee agrees that he will not utilize any proprietary or confidential information of any former employer or other third party in any manner that would violate any obligation to which Employee is subject.

5.    Non-Competition and Non-Solicitation.

(a)  During the Term, and for a period of 12 months after the termination for any reason (other than termination without Cause by the Company or with Good Reason by the Employee) of Employee’s employment by the Company hereunder,

Employee agrees and covenants that he shall not, directly or indirectly, own, manage, operate, join, control, participate in, invest in, advise, assist, act as a consultant for or otherwise be connected with, in any manner, whether as an officer, director, shareholder, employee, partner, venturer, investor or otherwise, any competitor, which shall mean any person or business entity engaged in or about to become engaged in the production, licensing, sale or marketing of any product or service or planned business involving endovenous laser treatment, photodynamic therapy or any other product or service of or under development by the Company at the time of termination of the Employee’s employment. The foregoing shall not be deemed to prohibit Employee from investing Employee’s personal funds in securities of an issuer that is a competitor of the Company if the securities of such issuer are listed for trading on a national securities exchange or are traded in the over-the-counter market and Employee’s holdings therein represent less than 5% of the total number of outstanding shares or principal amount of the securities of such issuer.

(b) During the Term, and for a period of 12 months after the termination for any reason of Employee’s employment by the Company hereunder, Employee agrees and covenants that he will not directly or indirectly, either for himself or on behalf of any other person or enterprise, without the express written consent of the Company, (a) solicit or attempt to solicit or entice away or interfere with the Company’s contractual relationships any of the Company’s customers, business partners, suppliers or shareholders in existence at the time of termination of such employment, or (b) recruit, solicit or hire, seek or attempt to recruit, solicit or hire or assist in recruiting, soliciting or hiring any employee or agent of the Company, or except in connection with the performance of his duties hereunder, take action that results in the termination of employment or other arrangements between the Company and any of its employees or agents or otherwise interferes with such employment or arrangements.

(c) Employee acknowledges and agrees that the provisions of Section 4 and this Section 5 are reasonable and necessary for the protection of the Company and its intellectual property and business and interests.

6.    Equitable Relief.    Employee recognizes and agrees that the Company’s remedy at law for any breach of the provisions of Sections 4 or 5 hereof would be inadequate, and Employee agrees that for breach of such provisions, the Company shall, in addition to such other remedies as may be available to it at law or in equity or as provided in this Agreement, be entitled to injunctive relief and to enforce its rights by an action for specific performance in any court having proper jurisdiction. For purposes of the foregoing, Employee agrees to submit to the jurisdiction of the Federal and state courts located in the counties of Suffolk and Rockingham, Commonwealth of Massachusetts and in the county of New York, State of New York, and any other court having proper personal jurisdiction over Employee, and Employee hereby irrevocably waives any right to seek to have any such proceedings removed to any other court, whether due to hardship, inconvenience or otherwise.

7.    Remedies.

Subject to Section 6, any claim or controversy arising out of or relating to this Agreement, including without limitation any claim by the Company that Employee has violated any one or more of the restrictions set forth in Sections 4 or 5, shall be settled by arbitration before a single arbitrator (who shall be a lawyer) in Boston, Massachusetts chosen in accordance with the Commercial Arbitration Rules of the American Arbitration Association. If the arbitrator finds that a violation of the foregoing restrictions exists or is threatened, he shall prescribe appropriate relief which may include an award that Employee desist from such violation where such an order could issue, in the circumstances, under the equity powers of a court. Judgment upon the award rendered by the arbitrator may be entered in any court of competent jurisdiction.

8.    Miscellaneous.

(a)  The failure of any of the parties to this Agreement to require the performance of a term or obligation or to exercise any right under this Agreement or the waiver by any of the parties to this Agreement of any breach hereunder shall not prevent subsequent enforcement of such term or obligation or exercise of such right or the enforcement at any time of any other right hereunder or be deemed a waiver of any subsequent breach of the provision so breached, or of any other breach, hereunder.

(b)  This Agreement shall be deemed entered into in New York, New York, and shall be governed by and construed under the laws of the State of New York, without giving effect to the conflicts of law provisions thereof.

(c)  This Agreement shall not be amended, modified or discharged in whole or in part except by an agreement in writing signed by the parties hereto, provided, that if any one or more of the provisions or parts of a provision contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement, but this Agreement shall be construed as if such invalid or illegal or unenforceable provision or part of a provision had been limited or modified (consistent with its general intent) to the extent necessary so that it shall be valid, legal and enforceable, or if it shall not be possible to so limit or modify such invalid or illegal or unenforceable provision or part of a provision, this Agreement shall be construed as if such invalid or illegal or unenforceable provision or part of a provision had never been contained herein.

(d)  Employee shall not assign or transfer in whole or in part his rights, obligations or interests arising from this Agreement without the Company’s prior written consent. Any such attempt shall be deemed void and may be construed as a material breach of this Agreement.

(e)  The termination of this Agreement for any reason shall not terminate the obligations or liabilities of the parties under the terms and conditions of this Agreement regarding confidentiality, non-competition, non-solicitation, payment, warranties, liabilities, proprietary rights and all others that by their sense and context are intended to survive the execution, delivery, performance, termination and expiration of this Agreement. Such obligations and liabilities shall survive and continue in effect after such termination.

(f)  This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and replaces and extinguishes any and all prior or contemporaneous agreements, written or oral, between Employee and the Company, including without limitation the Management Services Agreement.

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first set forth above.

DIOMED HOLDINGS, INC.

By:	/S/ GEOFFREY H. JENKINS
Name: Geoffrey H. Jenkins Title: Chairman of the Board

EMPLOYEE

/S/ JAMES A. WYLIE, JR.
James A. Wylie, Jr.